Exhibit 99.2

Supplemental Financial Information

Fourth Quarter 2025

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Corporate & Other Distributed Products segment - financial results	13
Investment portfolio	14-16
Five-year historical key statistics	17

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2024.

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Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2025

This document is a financial supplement to our fourth quarter 2025 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements for continuing operations and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Operating adjustments also exclude the gain recognized for insurance proceeds from a Representation and Warranty insurance policy purchased in connection with the 2021 acquisition of e-TeleQuote Insurance, Inc. and subsidiaries (e-TeleQuote). We exclude this as it represents a non-recurring item that causes incomparability in the Company’s results. Operating adjustments also exclude corporate restructuring and related charges associated with the decision to exit the senior health business. We exclude these charges as they are not useful in evaluating the Company’s ongoing operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments and the valuation allowance recognized for e-TeleQuote's state net operating losses (NOLs). We exclude these items from our non-GAAP financial measures as they represent the tax effect of pre-tax operating adjustments and/or non-recurring items that will cause incomparability between period-over-period results.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications, primarily related to the presentation of the senior health business’ results of operations as discontinued operations on the Company’s statements of income. However, balance sheet amounts have not been restated for prior periods to separately present the assets and liabilities related to discontinued operations, which primarily included goodwill, other assets and income taxes. These reclassifications had no impact on net income or total stockholders’ equity.

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Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,456,543	$3,502,298	$3,629,584	$3,714,983	$3,784,534	$3,798,697	$3,885,589	$4,116,941
Securities held to maturity	1,376,400	1,353,370	1,330,430	1,303,880	1,285,340	1,258,800	1,241,540	1,175,380
Total investments and cash	4,832,943	4,855,668	4,960,014	5,018,863	5,069,874	5,057,497	5,127,129	5,292,321
Reinsurance recoverables	2,920,417	2,833,055	2,873,528	2,744,165	2,722,544	2,698,144	2,596,597	2,564,952
Deferred policy acquisition costs	3,503,940	3,566,126	3,636,964	3,680,430	3,742,693	3,817,119	3,863,442	3,915,998
Goodwill	127,707	—	—	—	—	—	—	—
Other assets	1,189,436	1,056,890	943,524	929,277	935,802	938,583	946,717	957,544
Separate account assets	2,334,911	2,253,966	2,401,137	2,209,287	2,118,098	2,318,492	2,313,874	2,281,520
Total assets	$14,909,354	$14,565,704	$14,815,167	$14,582,022	$14,589,010	$14,829,834	$14,847,759	$15,012,336

Liabilities:
Future policy benefits	$6,548,050	$6,436,332	$6,919,418	$6,503,064	$6,637,937	$6,719,044	$6,816,778	$6,818,179
Other policy liabilities	954,350	908,419	911,485	906,280	907,038	906,558	862,242	867,305
Other liabilities	839,550	807,108	626,663	720,248	692,224	641,378	618,061	744,121
Debt obligations	593,909	594,110	594,311	594,512	594,713	594,913	595,114	595,315
Surplus note	1,376,028	1,353,014	1,330,090	1,303,556	1,285,032	1,258,508	1,241,263	1,175,119
Payable under securities lending	76,648	90,995	85,236	86,034	97,560	83,425	104,535	84,876
Separate account liabilities	2,334,911	2,253,966	2,401,137	2,209,287	2,118,098	2,318,492	2,313,874	2,281,520
Total liabilities	12,723,446	12,443,945	12,868,340	12,322,981	12,332,601	12,522,318	12,551,868	12,566,435

Stockholders’ equity:
Common stock ($0.01 par value) (1)	346	340	335	334	330	325	321	318
Paid-in capital	—	—	—	—	—	—	—	—
Retained earnings	2,285,944	2,122,839	2,132,015	2,231,483	2,253,435	2,270,996	2,319,750	2,416,149
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(181,537)	(187,346)	(103,510)	(162,842)	(133,764)	(124,629)	(91,680)	(89,323)
Effect of change in discount rate assumptions on the liability for future policy benefits	92,853	201,441	(71,241)	224,833	171,599	174,626	89,692	134,594
Cumulative translation adjustment	(11,698)	(15,514)	(10,771)	(34,767)	(35,191)	(13,803)	(22,191)	(15,836)
Total stockholders’ equity	2,185,908	2,121,759	1,946,827	2,259,041	2,256,409	2,307,516	2,295,892	2,445,901
Total liabilities and stockholders' equity	$14,909,354	$14,565,704	$14,815,167	$14,582,022	$14,589,010	$14,829,834	$14,847,759	$15,012,336

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$2,185,908	$2,121,759	$1,946,827	$2,259,041	$2,256,409	$2,307,516	$2,295,892	$2,445,901
Less: Net unrealized gains (losses)	(181,537)	(187,346)	(103,510)	(162,842)	(133,764)	(124,629)	(91,680)	(89,323)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	92,853	201,441	(71,241)	224,833	171,599	174,626	89,692	134,594
Adjusted stockholders’ equity	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574	$2,257,519	$2,297,880	$2,400,630

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,275,062	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574	$2,257,519	$2,297,880
Net Income	137,904	1,171	164,373	167,071	169,051	178,344	206,793	197,047
Shareholder dividends	(26,256)	(25,835)	(30,515)	(30,207)	(34,736)	(34,209)	(33,819)	(33,288)
Retirement of shares and warrants	(116,563)	(142,744)	(129,672)	(45,703)	(126,637)	(129,124)	(129,000)	(74,654)
Net foreign currency translation adjustment	(9,463)	(3,817)	4,744	(23,996)	(424)	21,388	(8,388)	6,355
Other, net	13,909	4,297	4,986	8,307	14,270	2,546	4,775	7,291
Balance, end of period	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574	$2,257,519	$2,297,880	$2,400,630

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,447,234	$3,503,940	$3,566,126	$3,636,964	$3,680,430	$3,742,693	$3,817,119	$3,863,442
General expenses deferred	11,156	11,235	11,424	10,805	10,883	11,605	11,235	10,368
Commission costs deferred	125,811	127,800	130,964	128,734	130,162	126,272	122,850	120,125
Amortization of deferred policy acquisition costs	(72,049)	(73,643)	(75,539)	(76,905)	(78,550)	(80,043)	(81,498)	(82,813)
Foreign currency impact and other, net	(8,211)	(3,207)	3,988	(19,167)	(232)	16,592	(6,263)	4,876
Balance, end of period	$3,503,940	$3,566,126	$3,636,964	$3,680,430	$3,742,693	$3,817,119	$3,863,442	$3,915,998

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

																	YOY Q4							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2024		Q2 2024		Q3 2024		Q4 2024		Q1 2025		Q2 2025		Q3 2025		Q4 2025		$ Change		% Change	YTD 2024		YTD 2025		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	34,882,824		34,383,344		33,834,080		33,481,533		33,292,459		32,870,061		32,404,112		31,978,688		(1,502,845)		-4.5%	34,142,480		32,632,095		(1,510,385)		-4.4%

Net income from continuing operations	$148,414		$209,301		$194,737		$167,678		$169,051		$178,344		$206,793		$197,047		$29,369		17.5%	$720,129		$751,234		$31,105		4.3%
Less income attributable to unvested participating securities	(608)		(96)		(704)		(537)		(585)		(572)		(678)		(606)		(69)		-12.8%	(2,443)		(2,446)		(3)		-0.1%
Net income used in computing basic EPS	$147,806		$209,205		$194,033		$167,141		$168,466		$177,772		$206,114		$196,441		$29,301		17.5%	$717,686		$748,788		$31,102		4.3%
Basic earnings per share	$4.24		$6.08		$5.73		$4.99		$5.06		$5.41		$6.36		$6.14		$1.15		23.0%	$21.02		$22.95		$1.93		9.2%

Adjusted net operating income	$147,515		$170,964		$193,187		$169,231		$168,068		$180,385		$206,052		$196,907		$27,676		16.4%	$680,896		$751,412		$70,515		10.4%
Less operating income attributable to unvested participating securities	(612)		(634)		(719)		(542)		(581)		(579)		(676)		(605)		(63)		-11.6%	(2,520)		(2,446)		73		2.9%
Adjusted net operating income used in computing basic operating EPS	$146,902		$170,330		$192,467		$168,689		$167,487		$179,806		$205,376		$196,302		$27,613		16.4%	$678,377		$748,965		$70,589		10.4%
Basic adjusted operating income per share	$4.21		$4.95		$5.69		$5.04		$5.03		$5.47		$6.34		$6.14		$1.10		21.8%	$19.87		$22.95		$3.08		15.5%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	34,882,824		34,383,344		33,834,080		33,481,533		33,292,459		32,870,061		32,404,112		31,978,688		(1,502,845)		-4.5%	34,142,480		32,632,095		(1,510,385)		-4.4%
Dilutive impact of contingently issuable shares	53,938		56,591		56,960		59,672		49,670		41,352		47,284		53,183		(6,489)		-10.9%	56,790		47,872		(8,918)		-15.7%
Shares used to calculate diluted EPS	34,936,762		34,439,935		33,891,040		33,541,205		33,342,129		32,911,413		32,451,396		32,031,871		(1,509,334)		-4.5%	34,199,271		32,679,967		(1,519,303)		-4.4%

Net income from continuing operations	$148,414		$209,301		$194,737		$167,678		$169,051		$178,344		$206,793		$197,047		$29,369		17.5%	$720,129		$751,234		$31,105		4.3%
Less income attributable to unvested participating securities	(607)		(96)		(703)		(536)		(584)		(571)		(678)		(605)		(69)		-12.8%	(2,440)		(2,443)		(3)		-0.1%
Net income used in computing diluted EPS	$147,807		$209,205		$194,034		$167,141		$168,467		$177,772		$206,115		$196,442		$29,301		17.5%	$717,690		$748,791		$31,101		4.3%
Diluted earnings per share	$4.23		$6.07		$5.72		$4.98		$5.05		$5.40		$6.35		$6.13		$1.15		23.1%	$20.99		$22.91		$1.92		9.1%

Adjusted net operating income	$147,515		$170,964		$193,187		$169,231		$168,068		$180,385		$206,052		$196,907		$27,676		16.4%	$680,896		$751,412		$70,515		10.4%
Less operating income attributable to unvested participating securities	(612)		(633)		(718)		(542)		(580)		(578)		(675)		(604)		(63)		-11.6%	(2,516)		(2,443)		73		2.9%
Adjusted net operating income used in computing diluted operating EPS	$146,903		$170,330		$192,468		$168,690		$167,487		$179,807		$205,377		$196,303		$27,613		16.4%	$678,380		$748,968		$70,588		10.4%
Diluted adjusted operating income per share	$4.20		$4.95		$5.68		$5.03		$5.02		$5.46		$6.33		$6.13		$1.10		21.9%	$19.84		$22.92		$3.08		15.5%

Annualized Return on Equity
Average stockholders' equity	$2,125,938		$2,153,834		$2,034,293		$2,102,934		$2,257,725		$2,281,963		$2,301,704		$2,370,896		$267,962		12.7%	$2,104,250		$2,303,072		$198,822		9.4%
Average adjusted stockholders' equity	$2,274,827		$2,191,128		$2,114,622		$2,159,315		$2,207,812		$2,238,047		$2,277,699		$2,349,255		$189,941		8.8%	$2,184,973		$2,268,203		$83,230		3.8%

Net income from continuing ops return on stockholders' equity	27.9%		38.9%		38.3%		31.9%		30.0%		31.3%		35.9%		33.2%		1.4%		nm	34.2%		32.6%		-1.6%		nm
Net income from continuing ops return on adjusted stockholders' equity	26.1%		38.2%		36.8%		31.1%		30.6%		31.9%		36.3%		33.6%		2.5%		nm	33.0%		33.1%		0.2%		nm

Adjusted net operating income return on adjusted stockholders' equity	25.9%		31.2%		36.5%		31.3%		30.4%		32.2%		36.2%		33.5%		2.2%		nm	31.2%		33.1%		2.0%		nm

Capital Structure
Debt-to-capital (1)	21.4%		21.9%		23.4%		20.8%		20.9%		20.5%		20.6%		19.6%		-1.3%		nm	20.8%		19.6%		-1.3%		nm
Debt-to-capital, excluding AOCI (1)	20.6%		21.9%		21.8%		21.0%		20.9%		20.8%		20.4%		19.8%		-1.3%		nm	21.0%		19.8%		-1.3%		nm

Cash and invested assets to stockholders' equity	2.2	x	2.3	x	2.5	x	2.2	x	2.2	x	2.2	x	2.2	x	2.2	x	(0.1	x)	nm	2.2	x	2.2	x	(0.1	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.1	x	2.3	x	2.3	x	2.3	x	2.3	x	2.2	x	2.2	x	2.2	x	(0.1	x)	nm	2.3	x	2.2	x	(0.1	x)	nm

Share count, end of period (2)	34,609,005		33,993,897		33,508,129		33,367,737		33,022,554		32,545,209		32,075,564		31,809,803		(1,557,934)		-4.7%	33,367,737		31,809,803		(1,557,934)		-4.7%
Adjusted stockholders' equity per share	$65.72		$62.00		$63.32		$65.84		$67.18		$69.37		$71.64		$75.47		$9.62		14.6%	$65.84		$75.47		$9.62		14.6%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1		A1		na		na	na		na		na		na
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		na		na	na		na		na		na
A.M. Best	A+		A+		A+		A+		A+		A+		A+		A+		na		na	na		na		na		na

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		na		na	na		na		na		na
S&P	A-		A-		A-		A-		A-		A-		A-		A-		na		na	na		na		na		na
A.M. Best	a-		a-		a-		a-		a-		a-		a-		a-		na		na	na		na		na		na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$841,046	$845,358	$852,452	$854,748	$858,845	$866,254	$868,651	$869,030	$14,282	1.7%	$3,393,604	$3,462,780	$69,176	2.0%
Ceded premiums	(409,764)	(427,561)	(412,645)	(414,463)	(410,521)	(433,408)	(414,104)	(420,843)	(6,380)	-1.5%	(1,664,433)	(1,678,877)	(14,444)	-0.9%
Net premiums	431,283	417,797	439,807	440,285	448,323	432,846	454,547	448,187	7,902	1.8%	1,729,171	1,783,903	54,732	3.2%
Net investment income	37,806	38,452	41,109	38,134	41,671	40,928	42,431	42,122	3,988	10.5%	155,501	167,152	11,651	7.5%
Commissions and fees:
Sales-based (1)	88,746	101,178	96,269	108,240	111,270	115,933	118,637	131,305	23,065	21.3%	394,432	477,146	82,714	21.0%
Asset-based (2)	128,532	132,765	142,051	150,208	152,014	154,735	172,286	181,407	31,200	20.8%	553,555	660,443	106,888	19.3%
Account-based (3)	23,180	23,740	24,107	24,245	24,195	24,394	24,420	24,347	102	0.4%	95,272	97,355	2,084	2.2%
Other commissions and fees	8,487	10,511	9,474	11,158	9,477	10,970	10,146	10,326	(831)	-7.5%	39,629	40,920	1,290	3.3%
Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652	641	1,820	nm	2,236	(816)	(3,052)	nm
Other, net	16,611	66,612	19,103	17,020	17,135	16,394	16,732	15,347	(1,672)	-9.8%	119,345	65,609	(53,737)	-45.0%
Total revenues	735,950	790,955	774,129	788,110	804,843	793,334	839,852	853,683	65,573	8.3%	3,089,143	3,291,712	202,569	6.6%
Benefits and expenses:
Benefits and claims	166,321	150,030	164,363	167,449	174,862	152,494	172,152	166,420	(1,029)	-0.6%	648,163	665,927	17,764	2.7%
Future policy benefits remeasurement (gain)/loss	55	(4,329)	(23,019)	1,374	(3,273)	(5,895)	(23,114)	(5,107)	(6,481)	nm	(25,920)	(37,389)	(11,469)	-44.2%
Amortization of DAC	72,049	73,643	75,539	76,905	78,550	80,043	81,498	82,813	5,907	7.7%	298,136	322,903	24,767	8.3%
Insurance commissions	9,634	7,399	7,180	7,795	6,124	5,751	5,499	5,621	(2,174)	-27.9%	32,008	22,995	(9,013)	-28.2%
Insurance expenses	63,149	62,685	63,529	66,256	64,805	64,362	64,131	70,168	3,911	5.9%	255,619	263,467	7,848	3.1%
Sales commissions:
Sales-based (1)	62,814	70,509	66,333	75,926	77,267	82,935	82,867	89,561	13,635	18.0%	275,582	332,630	57,048	20.7%
Asset-based (2)	64,208	66,525	71,012	76,298	76,246	78,010	87,337	93,247	16,949	22.2%	278,042	334,840	56,798	20.4%
Other sales commissions	4,117	5,120	4,909	5,479	4,605	5,346	4,484	5,015	(464)	-8.5%	19,625	19,450	(175)	-0.9%
Interest expense	6,771	6,099	6,093	6,070	6,004	6,000	5,985	5,968	(102)	-1.7%	25,034	23,958	(1,076)	-4.3%
Other operating expenses	93,443	80,506	83,612	86,046	98,338	89,792	87,333	92,904	6,858	8.0%	343,607	368,368	24,761	7.2%
Total benefits and expenses	542,561	518,186	519,551	569,598	583,528	558,838	568,173	606,609	37,012	6.5%	2,149,895	2,317,148	167,253	7.8%
Income from continuing operations before income taxes	193,389	272,769	254,578	218,512	221,315	234,496	271,679	247,074	28,562	13.1%	939,247	974,564	35,317	3.8%
Income taxes	44,975	63,467	59,841	50,835	52,264	56,153	64,886	50,027	(807)	-1.6%	219,118	223,330	4,212	1.9%
Net Income from continuing operations	148,414	209,301	194,737	167,678	169,051	178,344	206,793	197,047	29,369	17.5%	720,129	751,234	31,105	4.3%
Net Loss from discontinued operations net of tax	(10,510)	(208,131)	(30,364)	(606)	—	—	—	—	606	100.0%	(249,611)	—	249,611	100.0%
Net Income	$137,904	$1,171	$164,373	$167,071	$169,051	$178,344	$206,793	$197,047	$29,976	17.9%	$470,518	$751,234	$280,716	59.7%

Income from Continuing Operations Before Income Taxes by Segment

Term Life Insurance	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012	$172,684	$146,578	$7,038	5.0%	$604,042	$621,060	$17,019	2.8%
Investment & Savings Products	65,563	74,783	79,912	81,988	81,270	79,420	94,223	100,609	18,621	22.7%	302,245	355,523	53,278	17.6%
Corporate & Other Distributed Products	(10,542)	50,206	(3,687)	(3,017)	(6,741)	64	4,771	(113)	2,904	96.2%	32,960	(2,020)	(34,980)	-106.1%
Income before income taxes	$193,389	$272,769	$254,578	$218,512	$221,315	$234,496	$271,679	$247,074	$28,562	13.1%	$939,247	$974,564	$35,317	3.8%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919	$864,047	$865,138	$14,471	1.7%	$3,375,282	$3,445,535	$70,253	2.1%
Less: Premiums ceded to IPO Coinsurers	206,502	201,566	198,726	195,039	191,477	187,988	185,392	183,123	(11,916)	-6.1%	801,833	747,981	(53,853)	-6.7%
Term Life Insurance adjusted direct premiums	$629,819	$639,102	$648,900	$655,628	$662,953	$673,931	$678,655	$682,015	$26,387	4.0%	$2,573,448	$2,697,554	$124,106	4.8%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(408,558)	$(426,348)	$(411,526)	$(412,916)	$(409,334)	$(432,306)	$(412,935)	$(419,273)	$(6,357)	-1.5%	$(1,659,348)	$(1,673,848)	$(14,500)	-0.9%
Less: Premiums ceded to IPO Coinsurers	(206,502)	(201,566)	(198,726)	(195,039)	(191,477)	(187,988)	(185,392)	(183,123)	11,916	6.1%	(801,833)	(747,981)	53,853	6.7%
Term Life Insurance other ceded premiums	$(202,056)	$(224,782)	$(212,800)	$(217,876)	$(217,857)	$(244,318)	$(227,543)	$(236,149)	$(18,273)	-8.4%	$(857,515)	$(925,868)	$(68,353)	-8.0%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$37,806	$38,452	$41,109	$38,134	$41,671	$40,928	$42,431	$42,122	$3,988	10.5%	$155,501	$167,152	$11,651	7.5%
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321	(466)	nm	nm	1,037	567	nm	nm
Adjusted net investment income	$37,943	$38,263	$39,279	$38,980	$41,141	$40,746	$42,110	$42,588	$3,608	9.3%	$154,464	$166,585	$12,121	7.8%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$93,443	$80,506	$83,612	$86,046	$98,338	$89,792	$87,333	$92,904	$6,858	8.0%	$343,607	$368,368	$24,761	7.2%
Less: Restructuring costs	—	824	2,013	—	—	—	—	—	nm	nm	2,837	—	nm	nm
Adjusted other operating expenses	$93,443	$79,682	$81,599	$86,046	$98,338	$89,792	$87,333	$92,904	$6,858	8.0%	$340,770	$368,368	$27,598	8.1%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$735,950	$790,955	$774,129	$788,110	$804,843	$793,334	$839,852	$853,683	$65,573	8.3%	$3,089,143	$3,291,712	$202,569	6.6%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652	641	nm	nm	2,236	(816)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321	(466)	nm	nm	1,037	567	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—	—	—	nm	nm	50,000	—	nm	nm
Adjusted operating revenues	$734,781	$740,865	$770,089	$790,135	$803,556	$796,018	$838,879	$853,508	$63,374	8.0%	$3,035,870	$3,291,961	$256,091	8.4%

Reconciliation from Income from Continuing Operations Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$193,389	$272,769	$254,578	$218,512	$221,315	$234,496	$271,679	$247,074	$28,562	13.1%	$939,247	$974,564	$35,317	3.8%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652	641	nm	nm	2,236	(816)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321	(466)	nm	nm	1,037	567	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—	—	—	nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—	—	—	nm	nm	(2,837)	—	nm	nm
Adjusted operating income before income taxes	$192,220	$223,503	$252,552	$220,537	$220,028	$237,181	$270,706	$246,899	$26,362	12.0%	$888,812	$974,813	$86,001	9.7%

Reconciliation from Net Income from Continuing Operations to Adjusted Net Operating Income
Net income from continuing operations	$148,414	$209,301	$194,737	$167,678	$169,051	$178,344	$206,793	$197,047	$29,369	17.5%	$720,129	$751,234	$31,105	4.3%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652	641	nm	nm	2,236	(816)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321	(466)	nm	nm	1,037	567	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—	—	—	nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—	—	—	nm	nm	(2,837)	—	nm	nm
Less: Tax impact of preceding items	(269)	152	(476)	471	(304)	643	(232)	(35)	nm	nm	(123)	71	nm	nm
Less: Valuation allowance on Senior Health NOLs	—	(11,080)	—	—	—	—	—	—	nm	nm	(11,080)	—	nm	nm
Adjusted net operating income	$147,515	$170,964	$193,187	$169,231	$168,068	$180,385	$206,052	$196,907	$27,676	16.4%	$680,896	$751,412	$70,515	10.4%

7 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(10,542)	$50,206	$(3,687)	$(3,017)	$(6,741)	$64	$4,771	$(113)	$2,904	96.2%	$32,960	$(2,020)	$(34,980)	-106.1%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652	641	nm	nm	2,236	(816)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321	(466)	nm	nm	1,037	567	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—	—	—	nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—	—	—	nm	nm	(2,837)	—	nm	nm
Adjusted operating income before income taxes	$(11,710)	$940	$(5,713)	$(992)	$(8,028)	$2,748	$3,798	$(288)	$704	70.9%	$(17,475)	$(1,771)	$15,705	89.9%

8 of 17

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919	$864,047	$865,138	$14,471	1.7%	$3,375,282	$3,445,535	$70,253	2.1%
Premiums ceded to IPO coinsurers (1)	(206,502)	(201,566)	(198,726)	(195,039)	(191,477)	(187,988)	(185,392)	(183,123)	11,916	6.1%	(801,833)	(747,981)	53,853	6.7%
Adjusted direct premiums (2)	629,819	639,102	648,900	655,628	662,953	673,931	678,655	682,015	26,387	4.0%	2,573,448	2,697,554	124,106	4.8%
Other ceded premiums (3)	(202,056)	(224,782)	(212,800)	(217,876)	(217,857)	(244,318)	(227,543)	(236,149)	(18,273)	-8.4%	(857,515)	(925,868)	(68,353)	-8.0%
Net premiums	427,762	414,320	436,099	437,752	445,096	429,613	451,112	445,866	8,114	1.9%	1,715,933	1,771,686	55,753	3.2%
Other, net	12,649	12,624	14,206	12,826	12,745	12,221	12,189	10,967	(1,860)	-14.5%	52,306	48,122	(4,184)	-8.0%
Revenues	440,412	426,944	450,305	450,578	457,842	441,834	463,301	456,832	6,254	1.4%	1,768,239	1,819,809	51,569	2.9%

Benefits and expenses:
Benefits and claims	163,847	146,268	160,652	164,588	171,243	148,725	168,319	163,257	(1,331)	-0.8%	635,354	651,544	16,190	2.5%
Future policy benefits remeasurement (gain)/loss	(319)	(4,280)	(28,203)	1,537	(3,402)	(5,743)	(23,392)	(5,190)	(6,727)	nm	(31,265)	(37,726)	(6,461)	-20.7%
Amortization of DAC	70,491	71,916	73,698	75,383	76,921	78,386	79,876	81,227	5,844	7.8%	291,488	316,411	24,923	8.6%
Insurance commissions	6,047	3,785	3,410	4,422	2,649	2,238	2,755	1,993	(2,428)	-54.9%	17,664	9,635	(8,029)	-45.5%
Insurance expenses	61,979	61,476	62,395	65,107	63,645	63,216	63,058	68,966	3,859	5.9%	250,957	258,885	7,928	3.2%
Benefits and expenses	302,044	279,164	271,952	311,037	311,056	286,821	290,616	310,254	(783)	-0.3%	1,164,198	1,198,748	34,550	3.0%
Income before income taxes	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012	$172,684	$146,578	$7,038	5.0%	$604,042	$621,060	$17,019	2.8%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$508,687	$517,691	$525,697	$530,867	$538,072	$547,938	$551,915	$554,372	$23,505	4.4%	$2,082,941	$2,192,297	$109,356	5.3%
Pre-IPO direct premiums (5)	327,634	322,977	321,929	319,800	316,359	313,981	312,132	310,766	(9,034)	-2.8%	1,292,341	1,253,238	(39,103)	-3.0%
Total direct premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919	$864,047	$865,138	$14,471	1.7%	$3,375,282	$3,445,535	$70,253	2.1%

Premiums ceded to IPO coinsurers	$206,502	$201,566	$198,726	$195,039	$191,477	$187,988	$185,392	$183,123	$(11,916)	-6.1%	$801,833	$747,981	$(53,853)	-6.7%
% of Pre-IPO direct premiums	63.0%	62.4%	61.7%	61.0%	60.5%	59.9%	59.4%	58.9%	nm	nm	62.0%	59.7%	nm	nm

Benefits and claims, net (6)	$365,584	$366,770	$345,249	$384,002	$385,698	$387,300	$372,471	$394,217	$10,216	2.7%	$1,461,604	$1,539,686	$78,082	5.3%
% of adjusted direct premiums	58.0%	57.4%	53.2%	58.6%	58.2%	57.5%	54.9%	57.8%	nm	nm	56.8%	57.1%	nm	nm

DAC amortization & insurance commissions	$76,538	$75,701	$77,108	$79,805	$79,570	$80,624	$82,631	$83,220	$3,415	4.3%	$309,152	$326,045	$16,893	5.5%
% of adjusted direct premiums	12.2%	11.8%	11.9%	12.2%	12.0%	12.0%	12.2%	12.2%	nm	nm	12.0%	12.1%	nm	nm

Insurance expenses, net (7)	$49,329	$48,851	$48,189	$52,281	$50,900	$50,995	$50,869	$57,999	$5,718	10.9%	$198,651	$210,763	$12,112	6.1%
% of adjusted direct premiums	7.8%	7.6%	7.4%	8.0%	7.7%	7.6%	7.5%	8.5%	nm	nm	7.7%	7.8%	nm	nm

Total Term Life income before income taxes	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012	$172,684	$146,578	$7,038	5.0%	$604,042	$621,060	$17,019	2.8%
Term Life operating margin (8)	22.0%	23.1%	27.5%	21.3%	22.1%	23.0%	25.4%	21.5%	nm	nm	23.5%	23.0%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 17

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	141,572	142,855	145,789	148,890	151,611	152,167	152,592	152,200	3,310	2.2%	141,572	151,611	10,039	7.1%
New life-licensed representatives	12,949	14,402	14,349	14,620	12,339	12,903	12,482	10,998	(3,622)	-24.8%	56,320	48,722	(7,598)	-13.5%
Non-renewal and terminated representatives	(11,666)	(11,468)	(11,248)	(11,899)	(11,783)	(12,478)	(12,874)	(11,674)	225	1.9%	(46,281)	(48,809)	(2,528)	-5.5%
Life-insurance licensed sales force, end of period	142,855	145,789	148,890	151,611	152,167	152,592	152,200	151,524	(87)	-0.1%	151,611	151,524	(87)	-0.1%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$73.1	$86.7	$80.2	$78.1	$74.4	$78.5	$69.8	$67.1	$(11.0)	-14.0%	$318.0	$289.9	$(28.1)	-8.8%
Additions and increases in premium	18.1	19.9	18.8	17.9	18.5	20.2	19.0	17.9	(0.0)	-0.1%	74.7	75.6	0.9	1.2%
Total estimated annualized issued term life premium	$91.2	$106.5	$99.0	$96.0	$93.0	$98.7	$88.8	$85.0	$(11.0)	-11.4%	$392.7	$365.4	$(27.3)	-6.9%

Issued term life policies	86,587	100,768	93,377	89,664	86,415	89,850	79,379	76,143	(13,521)	-15.1%	370,396	331,787	(38,609)	-10.4%
Estimated average annualized issued term life premium per policy (1)(2)	$844	$860	$859	$871	$861	$874	$879	$882	$11	1.2%	$858	$874	$15	1.8%

Term life face amount in-force, beginning of period ($mills)	$944,609	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312	$967,024	$9,213	1.0%	$944,609	$953,583	$8,974	0.9%
Issued term life face amount (3)	28,725	33,155	30,793	29,560	28,455	30,292	27,067	26,068	(3,492)	-11.8%	122,233	111,882	(10,351)	-8.5%
Terminated term life face amount	(23,323)	(28,241)	(25,264)	(27,045)	(24,979)	(24,795)	(26,159)	(27,170)	(125)	-0.5%	(103,872)	(103,103)	769	0.7%
Foreign currency impact, net	(2,911)	(1,134)	1,402	(6,744)	(77)	5,834	(2,196)	1,690	8,434	125.1%	(9,387)	5,251	14,638	nm
Term life face amount in-force, end of period	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312	$967,024	$967,612	$14,029	1.5%	$953,583	$967,612	$14,029	1.5%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 17

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$88,746	$101,178	$96,269	$108,240	$111,270	$115,933	$118,637	$131,305	$23,065	21.3%	$394,432	$477,146	$82,714	21.0%
Asset-based	128,532	132,765	142,051	150,208	152,014	154,735	172,286	181,407	31,200	20.8%	553,555	660,443	106,888	19.3%
Account-based	23,180	23,740	24,107	24,245	24,195	24,394	24,420	24,347	102	0.4%	95,272	97,355	2,084	2.2%
Other, net	3,258	3,224	3,646	3,355	3,333	3,236	3,445	3,275	(80)	-2.4%	13,483	13,288	(195)	-1.4%
Revenues	243,716	260,906	266,073	286,048	290,812	298,297	318,789	340,335	54,287	19.0%	1,056,743	1,248,233	191,489	18.1%

Benefits and expenses:
Amortization of DAC	1,201	1,478	1,540	1,225	1,337	1,368	1,355	1,321	96	7.9%	5,443	5,381	(63)	-1.1%
Insurance commissions	3,400	3,343	3,499	3,397	3,277	3,468	3,485	3,526	129	3.8%	13,638	13,755	117	0.9%
Sales commissions:
Sales-based	62,814	70,509	66,333	75,926	77,267	82,935	82,867	89,561	13,635	18.0%	275,582	332,630	57,048	20.7%
Asset-based	64,208	66,525	71,012	76,298	76,246	78,010	87,337	93,247	16,949	22.2%	278,042	334,840	56,798	20.4%
Other operating expenses	46,531	44,269	43,778	47,214	51,414	53,096	49,522	52,071	4,856	10.3%	181,792	206,103	24,311	13.4%
Benefits and expenses	178,153	186,123	186,161	204,060	209,541	218,877	224,565	239,726	35,666	17.5%	754,498	892,709	138,212	18.3%
Income before income taxes	$65,563	$74,783	$79,912	$81,988	$81,270	$79,420	$94,223	$100,609	$18,621	22.7%	$302,245	$355,523	$53,278	17.6%

Financial Analysis

Fees paid based on client asset values (1)	$9,342	$9,548	$10,156	$11,213	$10,915	$11,404	$12,285	$12,803	$1,590	14.2%	$40,260	$47,408	$7,148	17.8%
Fees paid based on fee-generating positions (2)	11,426	10,483	10,392	10,538	12,410	11,015	10,341	10,543	5	nm	42,839	44,309	1,471	3.4%
Other operating expenses	25,763	24,238	23,230	25,463	28,089	30,676	26,896	28,724	3,262	12.8%	98,693	114,386	15,692	15.9%
Total other operating expenses	$46,531	$44,269	$43,778	$47,214	$51,414	$53,096	$49,522	$52,071	$4,856	10.3%	$181,792	$206,103	$24,311	13.4%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.25%	1.33%	1.37%	1.35%	1.37%	1.29%	1.38%	1.49%	nm	nm	1.33%	1.38%	nm	nm
Canada	0.48%	0.37%	0.34%	0.31%	0.35%	0.35%	0.35%	0.27%	nm	nm	0.38%	0.33%	nm	nm
Total	1.19%	1.27%	1.31%	1.27%	1.28%	1.23%	1.31%	1.40%	nm	nm	1.26%	1.31%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.041%	0.041%	0.042%	0.042%	0.043%	0.043%	0.044%	0.045%	nm	nm	0.165%	0.176%	nm	nm
Canada	0.104%	0.104%	0.109%	0.109%	0.113%	0.109%	0.115%	0.110%	nm	nm	0.426%	0.446%	nm	nm
Total	0.051%	0.050%	0.052%	0.052%	0.053%	0.053%	0.055%	0.055%	nm	nm	0.204%	0.217%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.67	$4.10	$4.21	$4.18	$3.57	$4.02	$4.20	$4.09	nm	nm	$16.16	$15.89	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.
11 of 17

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,162.2	$1,228.6	$1,162.7	$1,241.3	$1,317.9	$1,244.0	$1,298.4	$1,323.0	$81.7	6.6%	$4,794.7	$5,183.4	$388.6	8.1%
Canada Retail Mutual Funds	179.6	147.6	146.2	192.1	220.7	168.5	185.7	212.9	20.8	10.8%	665.5	787.8	122.3	18.4%
Indexed Annuities	81.0	98.0	89.5	86.7	71.1	93.0	72.7	70.2	(16.5)	-19.0%	355.1	307.0	(48.1)	-13.6%
Variable Annuities and other	756.0	941.4	891.5	1,023.8	1,038.9	1,178.7	1,180.6	1,375.3	351.4	34.3%	3,612.8	4,773.4	1,160.6	32.1%
Total sales-based revenue generating product sales	2,178.8	2,415.6	2,289.9	2,543.9	2,648.6	2,684.2	2,737.4	2,981.4	437.5	17.2%	9,428.2	11,051.5	1,623.4	17.2%
Managed Accounts	370.9	456.1	411.9	548.7	596.7	634.1	717.2	822.5	273.8	49.9%	1,787.5	2,770.5	983.0	55.0%
Canada Retail Mutual Funds - no upfront sales comm	197.7	196.5	189.4	213.9	296.4	218.6	244.7	261.6	47.7	22.3%	797.5	1,021.3	223.8	28.1%
Segregated Funds	23.0	14.8	13.9	14.0	17.7	11.5	12.6	45.1	31.0	nm	65.7	86.9	21.1	32.2%
Total product sales	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$790.0	23.8%	$12,078.9	$14,930.2	$2,851.2	23.6%

Total Canada Retail Mutual Funds	$377.4	$344.1	$335.6	$406.0	$517.1	$387.1	$430.4	$474.5	$68.4	16.9%	$1,463.1	$1,809.1	$346.0	23.7%
Segregated Funds	23.0	14.8	13.9	14.0	17.7	11.5	12.6	45.1	31.0	nm	65.7	86.9	21.1	32.2%
Total Canada product sales	400.4	358.8	349.5	420.1	534.8	398.6	443.0	519.5	99.5	23.7%	1,528.8	1,895.9	367.2	24.0%
Total U.S. product sales	2,370.0	2,724.1	2,555.6	2,900.5	3,024.6	3,149.8	3,268.9	3,591.0	690.5	23.8%	10,550.2	13,034.2	2,484.1	23.5%
Total product sales	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$790.0	23.8%	$12,078.9	$14,930.2	$2,851.2	23.6%

Client asset values, beginning of period ($mills)	$96,735	$103,340	$105,112	$111,247	$112,081	$109,908	$120,224	$126,793	$15,547	14.0%	$96,735	$112,081	$15,346	15.9%
Inflows	2,770	3,083	2,905	3,321	3,559	3,548	3,712	4,111	790	23.8%	12,079	14,930	2,851	23.6%
Outflows (1)	(2,694)	(2,856)	(2,650)	(2,804)	(3,017)	(3,062)	(3,349)	(3,786)	(982)	-35.0%	(11,005)	(13,213)	(2,209)	-20.1%
Net flows	76	227	255	517	542	487	363	325	(192)	-37.2%	1,074	1,717	643	59.8%
Foreign currency impact, net	(392)	(163)	203	(1,022)	(12)	900	(357)	290	1,312	128.4%	(1,374)	821	2,195	nm
Change in market value, net and other (2)	6,921	1,708	5,676	1,340	(2,703)	8,931	6,562	1,483	143	10.7%	15,646	14,272	(1,373)	-8.8%
Client asset values, end of period	$103,340	$105,112	$111,247	$112,081	$109,908	$120,224	$126,793	$128,891	$16,810	15.0%	$112,081	$128,891	$16,810	15.0%
Annualized net flows as % of beginning of period asset values	0.3%	0.9%	1.0%	1.9%	1.9%	1.8%	1.2%	1.0%	-0.8%	nm	1.1%	1.5%	0.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$49,013	$50,560	$52,721	$54,630	$54,649	$54,324	$58,410	$60,288	$5,658	10.4%	$51,731	$56,918	$5,187	10.0%
Canada Retail Mutual Funds	12,850	13,259	13,959	14,442	14,555	15,153	16,452	17,226	2,784	19.3%	13,627	15,846	2,219	16.3%
Managed Accounts	8,806	9,376	10,216	11,010	11,537	12,167	13,759	15,070	4,061	36.9%	9,852	13,133	3,281	33.3%
Indexed Annuities	2,824	2,868	2,908	2,959	3,003	3,033	3,061	3,081	122	4.1%	2,890	3,045	155	5.4%
Variable Annuities and other	23,665	24,663	26,014	26,970	27,086	27,075	29,127	30,210	3,240	12.0%	25,328	28,374	3,046	12.0%
Segregated Funds	2,344	2,266	2,334	2,312	2,189	2,223	2,307	2,301	(12)	-0.5%	2,314	2,255	(59)	-2.6%
Total	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975	$123,117	$128,175	$15,852	14.1%	$105,742	$119,571	$13,829	13.1%

Canada Retail Mutual Funds	$12,850	$13,259	$13,959	$14,442	$14,555	$15,153	$16,452	$17,226	$2,784	19.3%	$13,627	$15,846	$2,219	16.3%
Segregated Funds	2,344	2,266	2,334	2,312	2,189	2,223	2,307	2,301	(12)	-0.5%	2,314	2,255	(59)	-2.6%
Total Canada average client assets	15,194	15,526	16,293	16,754	16,743	17,376	18,759	19,526	2,772	16.5%	15,942	18,101	2,160	13.5%
Total U.S. average client assets	84,308	87,468	91,858	95,570	96,274	96,599	104,358	108,649	13,080	13.7%	89,801	101,470	11,669	13.0%
Total average client assets	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975	$123,117	$128,175	$15,852	14.1%	$105,742	$119,571	$13,829	13.1%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,359	2,378	2,393	2,407	2,419	2,437	2,448	2,459	52	2.2%	2,384	2,441	57	2.4%
Recordkeeping only	847	857	865	874	885	893	902	912	38	4.3%	861	898	37	4.3%
Total	3,206	3,235	3,258	3,281	3,304	3,330	3,350	3,372	90	2.8%	3,245	3,339	94	2.9%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 17

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,725	$4,690	$4,826	$4,081	$4,414	$4,335	$4,604	$3,892	$(189)	-4.6%	$18,322	$17,245	$(1,077)	-5.9%
Ceded premiums	(1,205)	(1,213)	(1,118)	(1,548)	(1,187)	(1,102)	(1,169)	(1,571)	(23)	-1.5%	(5,085)	(5,029)	56	1.1%
Net premiums	3,520	3,477	3,708	2,533	3,227	3,233	3,435	2,321	(212)	-8.4%	13,238	12,217	(1,021)	-7.7%
Adjusted net investment income	37,943	38,263	39,279	38,980	41,141	40,746	42,110	42,588	3,608	9.3%	154,464	166,585	12,121	7.8%
Commissions and fees:
Prepaid legal services	3,591	3,924	4,070	4,373	3,682	4,009	2,304	3,479	(894)	-20.4%	15,958	13,473	(2,485)	-15.6%
Auto and homeowners insurance	1,777	2,413	1,375	2,280	1,966	2,440	2,941	2,245	(35)	-1.5%	7,845	9,592	1,746	22.3%
Mortgage loans	1,499	2,211	2,384	2,750	2,129	3,020	3,281	2,984	235	8.5%	8,845	11,414	2,569	29.0%
Other sales commissions	1,618	1,963	1,645	1,755	1,701	1,502	1,620	1,618	(137)	-7.8%	6,981	6,441	(540)	-7.7%
Adjusted other, net	704	764	1,251	838	1,057	938	1,098	1,106	267	31.9%	3,556	4,199	642	18.1%
Adjusted operating revenues	50,653	53,014	53,711	53,509	54,902	55,887	56,789	56,341	2,832	5.3%	210,888	223,920	13,032	6.2%

Benefits and expenses:
Benefits and claims	2,475	3,762	3,712	2,861	3,619	3,769	3,833	3,162	301	10.5%	12,809	14,383	1,574	12.3%
Future policy benefits remeasurement (gain)/loss	374	(49)	5,184	(163)	128	(152)	278	82	246	nm	5,345	337	(5,008)	-93.7%
Amortization of DAC	357	250	300	298	291	288	267	265	(33)	-11.1%	1,205	1,112	(93)	-7.7%
Insurance commissions	187	271	272	(24)	199	45	(741)	101	125	nm	705	(396)	(1,101)	nm
Insurance expenses	1,171	1,209	1,134	1,149	1,160	1,147	1,074	1,202	53	4.6%	4,662	4,582	(80)	-1.7%
Sales commissions	4,117	5,120	4,909	5,479	4,605	5,346	4,484	5,015	(464)	-8.5%	19,625	19,450	(175)	-0.9%
Interest expense	6,771	6,099	6,093	6,070	6,004	6,000	5,985	5,968	(102)	-1.7%	25,034	23,958	(1,076)	-4.3%
Adjusted other operating expenses	46,913	35,413	37,821	38,831	46,924	36,696	37,811	40,834	2,002	5.2%	158,978	162,265	3,287	2.1%
Adjusted benefits and expenses	62,363	52,074	59,425	54,501	62,930	53,139	52,992	56,629	2,128	3.9%	228,363	225,691	(2,672)	-1.2%
Adjusted operating income before income taxes	$(11,710)	$940	$(5,713)	$(992)	$(8,028)	$2,748	$3,798	$(288)	$704	70.9%	$(17,475)	$(1,771)	$15,705	89.9%

13 of 17

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2025
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$756,227	$756,227	$-	18.6%	18.1%

Fixed Income:
Treasury	12,491	12,797	(306)	0.3%	0.3%	3.1%	AA+
Government	245,286	258,174	(12,888)	6.0%	6.2%	3.4%	AA-
Tax-Exempt Municipal	46,819	48,471	(1,652)	1.2%	1.2%	3.4%	AA-
Corporate	1,641,964	1,682,343	(40,380)	40.4%	40.3%	4.4%	BBB+
Mortgage Backed	656,051	697,433	(41,381)	16.2%	16.7%	4.2%	AAA
Asset Backed	225,574	228,894	(3,320)	5.6%	5.5%	4.4%	AA
CMBS	85,032	92,035	(7,003)	2.1%	2.2%	3.4%	A+
Private Placements	361,083	367,024	(5,941)	8.9%	8.8%	5.2%	BBB+
Redeemable Preferred	3,748	4,248	(500)	0.1%	0.1%	5.2%	BBB-
Total Fixed Income	3,278,048	3,391,419	(113,371)	80.7%	81.2%	4.3%	A

Equities and Other:
Perpetual Preferred	3,474	3,474	-	0.1%	0.1%
Common Stock	19,016	19,016	-	0.5%	0.5%
Mutual Fund	3,899	3,899	-	0.1%	0.1%
Total Equities	26,389	26,389	-	0.6%	0.6%

Total Invested Assets	$4,060,664	$4,174,035	$(113,371)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$221,768	$226,993	$(5,226)	13.5%	13.5%
Energy	218,172	221,698	(3,526)	13.3%	13.2%
Consumer Non Cyclical	158,769	166,987	(8,218)	9.7%	9.9%
Reits	129,156	134,785	(5,629)	7.9%	8.0%
Consumer Cyclical	126,031	128,723	(2,693)	7.7%	7.7%
Capital Goods	108,049	108,875	(826)	6.6%	6.5%
Electric	102,235	104,589	(2,354)	6.2%	6.2%
Banking	100,930	99,904	1,026	6.1%	5.9%
Technology	98,763	102,073	(3,310)	6.0%	6.1%
Finance Companies	76,524	77,295	(771)	4.7%	4.6%
Basic Industry	69,244	73,740	(4,496)	4.2%	4.4%
Communications	67,695	68,460	(764)	4.1%	4.1%
Transportation	64,317	65,424	(1,108)	3.9%	3.9%
Brokerage	62,854	64,120	(1,266)	3.8%	3.8%
Natural Gas	20,304	20,315	(12)	1.2%	1.2%
Industrial Other	6,182	6,708	(526)	0.4%	0.4%
Financial Other	4,885	4,937	(52)	0.3%	0.3%
Utility Other	3,970	4,392	(423)	0.2%	0.3%
Owned No Guarantee	2,118	2,325	(207)	0.1%	0.1%
Total Corporate portfolio	$1,641,964	$1,682,343	$(40,380)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$378,382	$379,693	$(1,311)	11.5%	11.2%	3.8%
1-2 Yrs.	253,811	255,762	(1,951)	7.7%	7.5%	3.9%
2-5 Yrs.	825,866	836,465	(10,599)	25.2%	24.7%	4.3%
5-10 Yrs.	1,186,768	1,251,690	(64,922)	36.2%	36.9%	4.1%
> 10 Yrs.	633,221	667,809	(34,588)	19.3%	19.7%	5.3%
Total Fixed Income	$3,278,048	$3,391,419	$(113,371)	100.0%	100.0%	4.3%

Duration

Fixed Income portfolio duration	5.2	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 17

Investment Portfolio - Quality Ratings As of December 31, 2025	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$666,842	19.7%
AA	503,652	14.9%
A	805,885	23.8%
BBB	1,377,970	40.6%
Below Investment Grade	36,627	1.1%
NA	444	0.0%
Total Fixed Income	$3,391,419	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$2,126	0.1%	AAA	$-	—
AA	80,584	4.8%	AA	8,860	2.4%
A	472,509	28.1%	A	101,733	27.7%
BBB	1,099,544	65.4%	BBB	252,031	68.7%
Below Investment Grade	27,379	1.6%	Below Investment Grade	4,400	1.2%
NA	201	0.0%	NA	-	—
Total Corporate	$1,682,343	100.0%	Total Private	$367,024	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$21,351	23.2%	AAA	$531,950	76.3%
AA	26,503	28.8%	AA	165,340	23.7%
A	33,191	36.1%	A	-	—
BBB	6,197	6.7%	BBB	-	—
Below Investment Grade	4,793	5.2%	Below Investment Grade	55	0.0%
NA	-	—	NA	88	0.0%
Total CMBS	$92,035	100.0%	Total Mortgage-Backed	$697,433	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$85,156	37.2%	AAA	$25,594	9.4%
AA	36,950	16.1%	AA	153,460	56.6%
A	106,632	46.6%	A	76,968	28.4%
BBB	-	—	BBB	14,949	5.5%
Below Investment Grade	-	—	Below Investment Grade	-	—
NA	155	0.1%	NA	-	—
Total Asset-Backed	$228,894	100.0%	Total Treasury & Government	$270,971	100.0%

NAIC Designations

1	$1,605,893	56.1%
2	1,224,055	42.7%
3	28,475	1.0%
4	6,555	0.2%
5	-	—
6	-	—
U.S. Insurer Fixed Income (2)	2,864,978	100.0%
Other (3)	552,873
Cash and cash equivalents	756,227
Total Invested Assets	$4,174,079

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 17

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$29,936	$30,618	$31,990	$32,867	$33,513	$34,346	$35,218	$36,130	$3,263	9.9%
Fixed-maturity securities (held-to-maturity)	15,785	15,659	15,908	15,300	14,669	14,621	14,476	14,278	(1,022)	-6.7%
Equity Securities	390	323	324	327	314	315	318	321	(6)	-1.8%
Deposit asset underlying 10% reinsurance treaty	2,311	2,211	2,129	2,007	1,857	1,736	1,659	1,512	(495)	-24.7%
Deposit asset - Mark to Market	(137)	189	1,830	(846)	530	182	321	(466)	380	44.9%
Policy loans and other invested assets	461	544	402	139	1,032	482	611	617	478	nm
Cash & cash equivalents	6,981	6,640	6,540	5,739	6,519	5,959	6,340	6,065	326	5.7%
Total investment income	55,727	56,183	59,123	55,533	58,435	57,641	58,943	58,457	2,924	5.3%
Investment expenses	2,136	2,072	2,106	2,099	2,095	2,092	2,036	2,057	(42)	-2.0%
Interest Expense on Surplus Note	15,785	15,659	15,908	15,300	14,669	14,621	14,476	14,278	(1,022)	-6.7%
Net investment income	$37,806	$38,452	$41,109	$38,134	$41,671	$40,928	$42,431	$42,122	$3,988	10.5%
Fixed income book yield, end of period	3.93%	4.01%	4.09%	4.14%	4.21%	4.26%	4.27%	4.30%
New money yield	5.70%	5.78%	5.42%	5.32%	5.47%	5.64%	5.15%	4.92%

									YOY Q4
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	18.9%	18.3%	19.4%	19.5%	19.0%	19.3%	19.3%	19.7%	0.2%
AA	14.8%	14.1%	13.2%	13.1%	13.6%	14.0%	14.6%	14.9%	1.7%
A	24.1%	24.3%	24.2%	24.4%	24.5%	23.8%	24.0%	23.8%	-0.7%
BBB	40.5%	41.9%	41.8%	41.7%	41.7%	41.9%	41.0%	40.6%	-1.1%
Below Investment Grade	1.6%	1.5%	1.2%	1.2%	1.1%	0.9%	0.9%	1.1%	-0.1%
NA	0.0%	0.0%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A	A	A	A

		As of December 31, 2025				As of December 31, 2025			As of December 31, 2025
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	ONEOK Inc	$15,207	$15,447	BBB	Canada	$91,407	$94,814	AAA	$—	$—
2	Province of Alberta Canada	14,817	15,408	AA-	United Kingdom	37,431	36,361	AA	—	—
3	Province of Ontario Canada	13,865	14,109	A+	Australia	23,287	23,452	A	11,657	12,450
4	Realty Income Corp	13,719	13,973	A-	Ireland	18,699	18,174	BBB	14,527	14,499
5	Manulife Financial Corp	13,173	13,456	A	Germany	12,974	12,938	Below Investment Grade	—	—
6	Boeing Co/The	12,903	12,414	BBB-	Mexico	10,515	11,122	NA	—	—
7	Province of Quebec Canada	12,443	12,697	AA-	Cayman Islands (The)	10,221	10,005	Total	$26,184	$26,949
8	Morgan Stanley	12,308	12,220	BBB+	Bermuda	9,624	9,375
9	Province of British Columbia Canada	12,036	12,383	A+	Luxembourg	8,158	7,662
10	Province of New Brunswick Canada	11,717	12,246	A+	France	7,711	7,737	Non-Government Investments (1)
11	Intact Financial Corp	11,708	11,420	A+	Japan	7,005	6,952
12	Province of Manitoba Canada	11,466	12,042	A+	Italy	6,366	5,895	AAA	$—	$—
13	Alimentation Couche-Tard Inc	10,702	10,713	BBB+	Norway	5,764	5,765	AA	3,423	3,415
14	Ashtead Group PLC	10,624	10,469	BBB-	Spain	4,936	4,902	A	69,737	69,597
15	Boston Properties LP	10,348	10,641	BBB	Switzerland	3,436	3,707	BBB	183,398	184,696
16	Province of Nova Scotia Canada	10,081	10,676	AA-	Emerging Markets (2)	14,212	14,501	Below Investment Grade	1,692	1,728
17	Province of Saskatchewan Canada	9,921	10,027	AA	All Other	12,839	13,179	NA	152	155
18	Goldman Sachs Group Inc/The	9,790	9,775	A+	Total	$284,586	$286,541	Total	$258,402	$259,591
19	ConocoPhillips	9,686	10,728	A-
20	Ontario Teachers' Cadillac Fairview Properties	9,556	10,228	A+
21	Government of Newfoundland and Labrador	9,529	10,152	A
22	Oglethorpe Power Corp	9,506	10,394	BBB+
23	Lakeview Loan Servicing, LLC	9,423	9,256	A-
24	General Motors Co	9,143	8,896	BBB
25	Aviation Capital Group LLC	8,951	8,984	BBB-
	Total	$282,623	$288,756

	% of total fixed income portfolio	7.0%	6.9%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2021	2022	2023	2024	2025	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Recruits	349,374	359,735	361,925	445,425	358,316	110,710	96,563	142,655	95,497	100,867	80,924	101,156	75,369

Life-insurance licensed sales force, beginning of period	134,907	129,515	135,208	141,572	151,611	141,572	142,855	145,789	148,890	151,611	152,167	152,592	152,200
New life-licensed representatives	39,622	45,147	49,096	56,320	48,722	12,949	14,402	14,349	14,620	12,339	12,903	12,482	10,998
Non-renewal and terminated representatives	(45,014)	(39,454)	(42,732)	(46,281)	(48,809)	(11,666)	(11,468)	(11,248)	(11,899)	(11,783)	(12,478)	(12,874)	(11,674)
Life-insurance licensed sales force, end of period	129,515	135,208	141,572	151,611	151,524	142,855	145,789	148,890	151,611	152,167	152,592	152,200	151,524

Issued term life policies	323,855	291,918	358,860	370,396	331,787	86,587	100,768	93,377	89,664	86,415	89,850	79,379	76,143

Issued term life face amount	$108,521	$103,822	$119,102	$122,233	$111,882	$28,725	$33,155	$30,793	$29,560	$28,455	$30,292	$27,067	$26,068

Term life face amount in-force, beginning of period	$858,818	$903,404	$916,808	$944,609	$953,583	$944,609	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312	$967,024
Issued term life face amount	108,521	103,822	119,102	122,233	111,882	28,725	33,155	30,793	29,560	28,455	30,292	27,067	26,068
Terminated term life face amount	(64,798)	(82,894)	(94,230)	(103,872)	(103,103)	(23,323)	(28,241)	(25,264)	(27,045)	(24,979)	(24,795)	(26,159)	(27,170)
Foreign currency impact, net	862	(7,524)	2,929	(9,387)	5,251	(2,911)	(1,134)	1,402	(6,744)	(77)	5,834	(2,196)	1,690
Term life face amount in force, end of period	$903,404	$916,808	$944,609	$953,583	$967,612	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312	$967,024	$967,612

Estimated annualized issued term life premium
Premium from new policies	$297.2	$271.9	$302.4	$318.0	$289.9	$73.1	$86.7	$80.2	$78.1	$74.4	$78.5	$69.8	$67.1
Additions and increases in premium	77.0	76.7	74.3	74.7	75.6	18.1	19.9	18.8	17.9	18.5	20.2	19.0	17.9
Total estimated annualized issued term life premium	$374.2	$348.5	$376.6	$392.7	$365.4	$91.2	$106.5	$99.0	$96.0	$93.0	$98.7	$88.8	$85.0

Investment & Savings product sales	$11,703.2	$10,009.0	$9,211.7	$12,078.9	$14,930.2	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4	$3,711.9	$4,110.6

Investment & Savings average client asset values	$89,993	$87,193	$89,474	$105,742	$119,571	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975	$123,117	$128,175

Closed U.S. Mortgage Volume (brokered)	$1,229.2	$567.2	$293.4	$397.4	$500.7	$71.4	$99.6	$105.4	$121.0	$93.5	$132.8	$143.4	$130.9

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